                                                                    Exhibit 99.1
                                                                    ------------


                                   AGREEMENT

          Pursuant to Rule 13d-1(k)(1) promulgated pursuant to the Securities Exchange Act of 1934, as amended, the undersigned agree that the attached
Schedule 13G is being filed on behalf of each of the undersigned.

February 9, 1999               VENROCK ASSOCIATES


                                   By:  /s/ Ted H. McCourtney
                                        ---------------------------
                                            Ted H. McCourtney
                                            General Partner


February 9, 1999               VENROCK ASSOCIATES II, L.P.


                                   By:  /s/ Ted H. McCourtney
                                        ---------------------------
                                            Ted H. McCourtney
                                            General Partner


February 9, 1999               GENERAL PARTNERS

                                                           *
                                            -------------------------------
                                            Anthony B. Evnin

                                                           *
                                            -------------------------------
                                            David R. Hathaway

                                                           *
                                            -------------------------------
                                            Patrick F. Latterell

                                                           *
                                            -------------------------------
                                            Ted H. McCourtney

                                                           *
                                            -------------------------------
                                            Ray A. Rothrock

                                                           *
                                            -------------------------------
                                            Kimberley A. Rummelsburg

                                                           *
                                            -------------------------------
                                            Anthony Sun


                                 * By:  /s/ Ted H. McCourtney
                                        -------------------------------
                                            Ted H. McCourtney
                                            Attorney-in-Fact

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